Exhibit 10.42

To:
Western Mesquite Mines, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Treasurer

Western Goldfields Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

Western Goldfields (USA) Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

9 January 2009

Western Mesquite Mines, Inc. – Fuel Price Hedging

US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, 14 August 2008 and 18 December 2008) between Western Mesquite Mines, Inc. as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein) and the Hedging Banks (as defined therein) (the “Credit Agreement”)

1	We refer to the Credit Agreement. Terms and expressions defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined.

2
The Agent (acting on the instructions of the Majority Banks) hereby consents to the fuel price hedging Derivative Transactions (the Fuel Price Hedging) entered or to be entered into by the Borrower with:

(a)
Commonwealth Bank of Australia (CBA) pursuant to the ISDA Master Agreement between the Borrower and CBA dated as of 31 May 2007, as amended by an amendment agreement (the CBA Amendment Agreement) dated 30 December 2008; and

(b)
The Bank of Nova Scotia (Scotia) (i) pursuant to the ISDA Master Agreement between the Borrower and Scotia dated as of 8 January 2009 and (ii) in accordance with an amendment agreement between the Borrower and Scotia dated 8 January 2009 relating to the ISDA Master Agreement between the Borrower and Scotia dated as of 15 August 2007 ((i) and (ii) together the Scotia Agreements),

(the CBA Amendment Agreement and the Scotia Agreements, together being the Fuel Hedging Agreements)

3	In addition, and in order to give effect to the approval given in paragraph 2 above, the Agent (acting on the instructions of the Majority Banks) and the other parties to this letter agree that:

(a)	the Fuel Hedging Agreements shall be Hedging Documents for the purposes of the Financing Documents;

(b)	CBA and Scotia, in their capacities as hedge counterparties in respect of the Fuel Price Hedging shall be Hedging Banks for the purposes of the Financing Documents; and

(c)
the obligations of the Borrower in respect of the Fuel Price Hedging shall be Secured Obligations for the purposes of the Financing Documents and the Approved Hedging Programme shall be amended by inserting the words “.other than its obligations under the Approved Fuel Hedging Derivative Transactions entered or to be entered into by the Borrower with Commonwealth Bank of Australia and The Bank of Nova Scotia (a) pursuant to an ISDA Master Agreement and schedule thereto between the Borrower and CBA dated as of 31 May 2007, as amended by an amendment agreement dated 30 December 2008, in the case of Commonwealth Bank of Australia and (b) pursuant to a new ISDA Master Agreement and schedule thereto between the Borrower and The Bank of Nova Scotia dated as of 8 January 2009 and in accordance with an amendment agreement dated 8 January 2009 between the Borrower and The Bank of Nova Scotia relating to the existing ISDA Master Agreement and schedule thereto between the Borrower and The Bank of Nova Scotia dated as of 15 August 2007, in the case of The Bank of Nova Scotia (in each case, as approved by the Agent (acting on the instructions of the Majority Banks)) pursuant to that certain letter agreement from the Agent to the Security Companies dated on or about 8 January 2009” after the words “...shall be unsecured...” in paragraph (c)(vi)(AA) of Schedule 14 (Approved Hedging Programme) to the Credit Agreement.

4
The approval given in paragraph 2 above and the agreement in paragraph 3 will not come into effect until the Agent notifies the Borrower, CBA and Scotia in writing that it has received satisfactory board minutes of the Borrower, Western Goldfields (USA) Inc. and the Guarantor approving and authorizing the entry into the Fuel Hedging Agreements and the Fuel Price Hedging.

5	By the acceptance of this letter you agree to the repetition of the Repeating Representations by yourselves by reference to the facts and circumstances existing on the date of this letter.

6	Without prejudice to the rights of any Financing Party which have arisen on or before the date of this letter, by the acceptance of this letter you confirm that, on and after the date of this letter:

(a)	the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect; and

(b)	the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

7	This letter is hereby designated as a Financing Document.

8
This letter shall be governed by and construed in accordance with English law. The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this letter (including a dispute regarding the existence, validity or termination of this letter).

9	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully
/s/ Serena Smulansky	/s/ George Rogers
Investec Bank (UK) Limited	Investec Bank (UK) Limited
(as Agent on behalf of the Majority Banks)	(as Agent on behalf of the Majority Banks)
Serena Smulansky	George Rogers
Authorised Signatory	Authorised Signatory

Accepted and agreed, on 9 January 2009

/s/ Brian Penny
Western Mesquite Mines, Inc.

/s/ Brian Penny
Western Goldfields Inc.

/s/ Brian Penny
Western Goldfields (USA) Inc.

WESTERN GOLDFIELDS INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

December 29, 2008

The undersigned, being all the directors of Western Goldfields Inc. (the “Corporation”), by their signatures, hereby consent, pursuant to the Business Corporations Act (Ontario), to the following resolutions (the “Resolutions”):

WHEREAS, Western Mesquite Mines, Inc. (the “Borrower”) has entered into and will enter into certain fuel hedging arrangements (the “Fuel Hedging Arrangements”) with Commonwealth Bank of Australia (“CBA”) and The Bank of Nova Scotia (“Scotia”);

WHEREAS, the Borrower has agreed with CBA and Scotia that the Borrower’s obligations under the Fuel Hedging Arrangements will be supported by the security interests (the “Security Interests”) created in connection with the US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, 14 August 2008 and 18 December 2008) among the Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein, the “Banks”) and the Hedging Banks (as defined therein) (the “Credit Agreement”);

WHEREAS, the Credit Agreement, the ISDA master agreement between the Borrower and CBA dated as of 31 May 2007 and the ISDA master agreement between the Borrower and Scotia dated as of 15 August 2007 (such ISDA master agreements, collectively, the “ISDA Master Agreements”) must be amended (the “Amendments”) in order for the Fuel Hedging Arrangements to be supported by the Security Interests;

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Corporation that the Borrower enter into the Fuel Hedging Arrangements and in furtherance thereof that the Corporation execute, deliver and perform the Amendments and consummate the transactions contemplated thereunder.

Approval of the Amendments

RESOLVED, that the forms, terms and provisions of the Amendments (in the forms substantially similar to that presented to the Board of Directors on December 29, 2008), the transactions contemplated thereby, and the obligations pursuant thereto be, and they hereby are, in all respects, authorized, approved and adopted; and further

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to execute and deliver, or cause to be executed and delivered, the Amendments and such other agreements, instruments or certificates as such officer(s) shall approve in connection with the Amendments from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such other changes therein as the officer(s) shall, by the execution and delivery, or delivery, thereof, approve, and to take all such other actions as such officer(s) deems necessary or desirable to perform or otherwise carry out the terms and conditions of the Amendments and the transactions contemplated therein; and further

Enabling Resolutions; Ratification

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed to take all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates, and to incur and pay such expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to effectuate the transactions contemplated by these resolutions, including any agreement executed by the Corporation in connection with the Amendments, and otherwise to carry out the intent and effectuate the purpose of each of the foregoing resolutions; and finally

RESOLVED, that any action taken by any of the officers of the Corporation prior to the adoption of these resolutions which is within the authority conferred by the foregoing resolutions is hereby ratified, approved and adopted.

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2

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 29 day of December, 2008.

/s/ Randall Oliphant
Randall Oliphant

Vahan Kololian

Martyn Konig

Gerald Ruth

Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 29 day of December, 2008.

Randall Oliphant

/s/ Vahan Kololian
Vahan Kololian

Martyn Konig

Gerald Ruth

Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 29 day of December, 2008.

Randall Oliphant

Vahan Kololian

/s/ Martyn Konig
Martyn Konig

Gerald Ruth

Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 29 day of December, 2008.

Randall Oliphant

Vahan Kololian

Martyn Konig

/s/ Gerald Ruth
Gerald Ruth

Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 29 day of December, 2008.

Randall Oliphant

Vahan Kololian

Martyn Konig

Gerald Ruth

/s/ Raymond Threlkeld
Raymond Threlkeld

WESTERN MESQUITE MINES, INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

January 9, 2009

The undersigned, being all the directors of Western Mesquite Mines, Inc. (the “Corporation”), by their signatures, hereby consent to the following resolutions (the “Resolutions”)

WHEREAS, the Corporation has entered into and will enter into certain fuel hedging arrangements (the “Fuel Hedging Arrangements”) with Commonwealth Bank of Australia (“CBA”) and The Bank of Nova Scotia (“Scotia”); and

WHEREAS, the Corporation has agreed with CBA and Scotia that the Corporation’s obligations under the Fuel Hedging Arrangements will be supported by the security interests (the “Security Interests”) created in connection with the US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, 14 August 2008 and 18 December 2008) among the Corporation, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein, the “Banks”) and the Hedging Banks (as defined therein) (the “Credit Agreement”); and

WHEREAS, the Credit Agreement, the ISDA master agreement between the Corporation and CBA dated as of 31 May 2007 and the ISDA master agreement between the Corporation and Scotia dated as of 15 August 2007 must be amended and the Corporation must enter into a new ISDA master agreement between the Corporation and Scotia (such new ISDA master agreement and the aforementioned amendments being, collectively, the “Amendments”, and all the aforementioned ISDA master agreements, collectively, the “ISDA Master Agreements”) in order for the Fuel Hedging Arrangements to be supported by the Security Interests; and

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Corporation that the Corporation enter into the Fuel Hedging Arrangements and in furtherance thereof that the Corporation execute, deliver and perform the Amendments and consummate the transactions contemplated thereunder;

Approval of the Amendments

RESOLVED, that the forms, terms and provisions of the Amendments (in the forms substantially similar to that presented to the Board of Directors on November 25, 2008), the transactions contemplated thereby, and the obligations pursuant thereto be, and they hereby are, in all respects, authorized, approved and adopted; and further

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to execute and deliver, or cause to be executed and delivered, the Amendments and such other agreements, instruments or certificates as such officer(s) shall approve in connection with the Amendments from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such other changes therein as the officer(s) shall, by the execution and delivery, or delivery, thereof, approve, and to take all such other actions as such officer(s) deems necessary or desirable to perform or otherwise carry out the terms and conditions of the Amendments and the transactions contemplated therein; and further

Enabling Resolutions; Ratification

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed to take all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates, and to incur and pay such expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to effectuate the transactions contemplated by these resolutions, including any agreement executed by the Corporation in connection with the Amendments, and otherwise to carry out the intent and effectuate the purpose of each of the foregoing resolutions; and finally

RESOLVED, that any action taken by any of the officers of the Corporation prior to the adoption of these resolutions which is within the authority conferred by the foregoing resolutions is hereby ratified, approved and adopted.

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2

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the ninth day of January, 2009.

/s/ Brian Penny
Name: BRIAN PENNY

/s/ Arthur Chen
Name: ARTHUR CHEN

/s/ Raymond Threlkeld
Name: RAYMOND THRELKELD

WESTERN GOLDFIELDS (USA) INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

January 9, 2009

The undersigned, being all the directors of Western Goldfields (USA) Inc. (the “Corporation”), by their signatures, hereby consent to the following resolutions (the “Resolutions”):

WHEREAS, Western Mesquite Mines, Inc. (the “Borrower”) has entered into and will enter into certain fuel hedging arrangements (the “Fuel Hedging Arrangements”) with Commonwealth Bank of Australia (“CBA”) and The Bank of Nova Scotia (“Scotia”); and

WHEREAS, the Borrower has agreed with CBA and Scotia that the Borrower’s obligations under the Fuel Hedging Arrangements will be supported by the security interests (the “Security Interests”) created in connection with the US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, 14 August 2008 and 18 December 2008) among the Borrower, the Corporation as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein, the “Banks”) and the Hedging Banks (as defined therein) (the “Credit Agreement”); and

WHEREAS, the Credit Agreement, the ISDA master agreement between the Borrower and CBA dated as of 31 May 2007 and the ISDA master agreement between the Borrower and Scotia dated as of 15 August 2007 must be amended and the Borrower must enter into a new ISDA master agreement between the Borrower and Scotia (such new ISDA master agreement and the aforementioned amendments being, collectively, the “Amendments”, and all the aforementioned ISDA master agreements, collectively, the “ISDA Master Agreements”) in order for the Fuel Hedging Arrangements to be supported by the Security Interests; and

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Corporation that the Borrower enter into the Fuel Hedging Arrangements and in furtherance thereof that the Corporation execute, deliver and perform the Amendments and consummate the transactions contemplated thereunder;

Approval of the Amendments

RESOLVED, that the forms, terms and provisions of the Amendments (in the forms substantially similar to that presented to the Board of Directors on November 25, 2008), the transactions contemplated thereby, and the obligations pursuant thereto be, and they hereby are, in all respects, authorized, approved and adopted; and further

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to execute and deliver, or cause to be executed and delivered, the Amendments and such other agreements, instruments or certificates as such officer(s) shall approve in connection with the Amendments from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such other changes therein as the officer(s) shall, by the execution and delivery, or delivery, thereof, approve, and to take all such other actions as such officer(s) deems necessary or desirable to perform or otherwise carry out the terms and conditions of the Amendments and the transactions contemplated therein; and further

Enabling Resolutions; Ratification

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed to take all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates, and to incur and pay such expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to effectuate the transactions contemplated by these resolutions, including any agreement executed by the Corporation in connection with the Amendments, and otherwise to carry out the intent and effectuate the purpose of each of the foregoing resolutions; and finally

RESOLVED, that any action taken by any of the officers of the Corporation prior to the adoption of these resolutions which is within the authority conferred by the foregoing resolutions is hereby ratified, approved and adopted.

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2

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the ninth day of January, 2009.

/s/ Brian Penny
Name: BRIAN PENNY

/s/ Arthur Chen
Name: ARTHUR CHEN

/s/ Raymond Threlkeld
Name: RAYMOND THRELKELD